UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 19, 2006
Date of Report (Date of earliest event reported)

CANYON COPPER CORP.
(Exact name of registrant as specified in its charter)

N/A
(Former name or former address if changed since last report)

NEVADA	000-33189	88-0452792
(State or other jurisdiction of	(Commission File	(IRS Employer Identification
incorporation)	Number)	No.)

Suite 408 - 1199 West Pender Street
Vancouver, BC, Canada	V6E 2R1
(Address of principal executive offices)	(Zip Code)

(604) 331-9326
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___	Written communications pursuant to Rule 425 under the Securities Act (17 230.425)
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01       REGULATION FD DISCLOSURE.

On December 19, 2006, Canyon Copper Corp. (the “Company”) announced analysis results from the remaining eight drill holes from the 33 hole program completed earlier this year on the Company's New York Canyon copper project located in the Santa Fe Mining District, Mineral County, Nevada.

The results are fully described in the press release attached as Exhibit 99.1 to this Current Report which is incorporated by reference herein pursuant to General Instruction F of Form 8-K.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

Exhibit
Number	Description of Exhibit

99.1	Press Release dated December 19, 2006 announcing final drilling analysis results on the remaining 8 drill holes from the New York Canyon Property.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANYON COPPER CORP.

Date: December 19, 2006
	By:	/s/ Kurt Bordian
KURT BORDIAN
Chief Financial Officer